SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934


Filed by the Registrant       [X]
Filed by a Party other than the Registrant  [ ]

Check  the  appropriate  box:
    [ ]   Preliminary  Proxy  Statement
    [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    [X]   Definitive  Proxy  Statement
    [ ]   Definitive  Additional  Materials
    [ ]   Soliciting  Material  Pursuant  to  Sec.240.14a-12

                               GLOBAL AXCESS CORP.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X]  No fee required
     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
          0-11

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate  number  of  securities  to  which  transaction  applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed  maximum  aggregate  value  of  transaction:

          ----------------------------------------------------------------------
     (5)  Total  fee  paid:

          ----------------------------------------------------------------------

    [ ]   Fee  paid  previously  with  preliminary  materials.
    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount  Previously  Paid:

          ----------------------------------------------------------------------

     (2)  Form,  Schedule  or  Registration  Statement  No.:

          ----------------------------------------------------------------------

     (3)  Filing  Party:

          ----------------------------------------------------------------------

     (4)  Date  Filed:

          ----------------------------------------------------------------------

                               GLOBAL AXCESS CORP.
                           221 Ponte Vedra Park Drive
                        Ponte Vedra Beach, Florida 32082

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO
                      BE HELD ON FRIDAY, SEPTEMBER 6, 2002

     The 2002 Annual Meeting of stockholders (the "ANNUAL MEETING") of Global Axcess Corp., a Nevada corporation (the "COMPANY"), will be held at the offices of the Company, located at 221 Ponte Vedra Park Drive, Ponte Vedra Beach, Florida, on Friday, September 6, 2002 at 10:00 a.m. local time for the following purposes:

          1. To elect five (5) director(s) of the Company to serve until the next Annual Meeting of Stockholders and until his respective successor is duly elected and qualified; and

          2. To ratify the selection of L.L. Bradford, LLP as independent certified accountants for the Company.

          3.  To  approve  the  Company's  2002  Incentive  Stock  Plan.

          4. To consider and act upon any other matters that may properly come before the meeting or any adjournment or postponement thereof.

     Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned or postponed.
     The Board of Directors has fixed the close of business on July 31, 2002 as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Only stockholders of record of the Company's common stock, par value $.001 per share, at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.
     You are requested to fill in and sign the enclosed form of proxy, which is solicited by the Board of Directors, and to mail it promptly in the enclosed postage prepaid envelope. Any proxy may be revoked by delivery of a later dated proxy. Stockholders of record who attend the Annual Meeting may vote in person, even if they have delivered a signed proxy.

                                   By Order of the Board of Directors,

                                   /s/  MICHAEL DODAK
                                   Michael Dodak, Chairman

                                   Ponte Vedra Beach, Florida
                                   August 9, 2002

YOUR VOTE IS VERY IMPORTANT. Whether or not you expect to attend the meeting, please complete, date and sign the enclosed proxy and mail it promptly in the enclosed envelope in order to ensure representation of your shares. No postage need be affixed if the proxy is mailed in the united states. If you attend the annual meeting, you may vote in person if you wish, even if you have previously returned your proxy card.

                               GLOBAL AXCESS CORP.
                           221 Ponte Vedra Park Drive
                        Ponte Vedra Beach, Florida 32082

             PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS
                      BE HELD ON FRIDAY, SEPTEMBER 6, 2002

August  9,  2002

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Global Axcess Corp., a Nevada corporation (the "COMPANY"), for use at the annual meeting of stockholders to be held at the offices of the Company, located at 221 Ponte Vedra Park Drive, Ponte Vedra Beach, Florida, on Friday, September 6, 2002 at 10:00 a.m. local time and any adjournment or postponement thereof (the "ANNUAL MEETING"). At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon the following matters:

1. To elect five (5) directors of the Company to serve until the next Annual Meeting of Stockholders and until his respective successor is duly elected and qualified; and

2. To ratify the selection of L.L. Bradford, LLP as independent certified accountants for the Company.

3.     To  approve  the  Company's  2002  Incentive  Stock  Plan.

4. To consider and act upon any other matters that may properly come before the meeting or any adjournment or postponement thereof.

     This proxy statement, the accompanying notice of annual meeting, the proxy card and the Company's Annual Report are first being sent to stockholders on or about August 9, 2002. The Company's Annual Report, however, is not a part of the proxy solicitation material. The Board of Directors has fixed the close of business on July 31, 2002 as the record date (""Record Date"") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only stockholders of record of the Company's common stock, par value $.001 per share ("COMMON STOCK") at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 25,760,738 shares of Common Stock outstanding and entitled to vote at the annual meeting. Holders of Common Stock as of the close of business on the record date will be entitled to one vote per share.

     All proxies will be voted in accordance with the stockholders' instructions, and if no choice is specified, the proxies will be voted "FOR" the election of the nominee for Director listed in this proxy statement. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders. A stockholder may revoke any proxy at any time before its exercise by delivery of written revocation or a subsequently dated proxy to the Clerk of the Company or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.

     The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Shares held of record by stockholders or their nominees who do not return a signed and dated proxy or attend the Annual Meeting in person will not be considered present or represented at the Annual Meeting and will not be counted in determining the presence of a quorum. Directors are elected by a plurality of the votes cast if a quorum is present. In a plurality election, votes may only be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. This means that the person receiving the highest number of "FOR" votes will be elected as director. Where the only matter to be considered at a meeting of stockholders is an uncontested election of directors by plurality, there are no "abstentions" or "broker non-votes" because (i) votes may only be cast in favor of or withheld from each nominee; and (ii) shares of Common Stock held by a broker on behalf of a beneficial owner may be voted in the discretion of the broker if the broker does not receive voting instructions from the beneficial owner.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

     The Company's Bylaws, as amended, provide for the election of "a minimum of four (4) Directors and a maximum of seven (7) Directors. Each director serves for a one (1)-year term with each director being elected by the Company's stockholders at each Annual Meeting. There are a total of five (5) Directors that have been slated to be voted upon by the shareholders at the meeting.

     Directors are elected to hold office until the next annual stockholders' meeting or until their successors have been elected. The five (5) nominees receiving the highest numbers of the affirmative votes of the shares represented in person or by proxy and entitled to vote at the Annual Meeting of Stockholders shall be elected as directors.

     Unless otherwise instructed by the stockholder, it is intended that the shares represented by the enclosed proxy will be voted for the nominees named below. Although management anticipates that all of the nominees will be able to serve, if any nominee is unable or unwilling to serve at the time of the meeting, the proxy may be voted for a substitute nominee chosen by management.

     All of the nominees are presently directors of the Company, and no nominee has any family relationship with any other nominee or executive officer. Donald Headlund became a director in June 2002, filling the vacancy created by the resignation of Richard Wray. Daryl Idler, Jr. is not standing for reelection'. The beneficial ownership of the Company's stock by the nominees is set forth under "CERTAIN STOCKHOLDERS."

     The following table and biographical summaries set forth the names and ages of the nominees, their principal occupations at present, the positions and offices held by each of them with the Company in addition to the position as director, and the period during which each of them has served as a director of the Company.

                                   DIRECTOR
                                 CONTINUOUSLY
NAME                        AGE     SINCE
     Michael Dodak (1)       55          2001
     David Fann (1)          47          2002
     Donald Headlund (1)     56          2002
     Steven Mortensen        42          2001
     Ernst Schoenbaechler    46          2002

     (1)  Member  of  Compensation  Committee
Michael  J.  Dodak     CHAIRMAN  OF THE BOARD, CHIEF EXECUTIVE OFFICER AND CHIEF
                       ---------------------------------------------------------
FINANCIAL OFFICER
-----------------
     Prior to joining GLOBAL, Mr. Dodak was Chief Executive Officer of Nationwide Money, an independent ATM network operator and services provider that was sold by First Data Corporation in June 2001. Mr. Dodak joined NMS as a controller in early 1996. He assumed the various duties of a controller including the production of financial statements, budgets, and the development of the NMS database. In June 1997 he was promoted to C.E.O. and assumed full P&L responsibilities. Prior to joining Nationwide, Mr. Dodak founded and served as chief financial officer to several companies including an alternative energy company, a medical supply company, and a for profit chain of schools. Earlier, he was a senior financial analyst for Litton Industries and served as regional controller for Damon Corporation, a large provider of clinical lab services. He has Bachelor of Arts and MBA degrees from the University of California Los
Angeles. Mr. Dodak earned an MBA from UCLA with many years of financial experience.

     Mr. Dodak is responsible for the day-to-day operations of the Company.


David  A.  Fann        PRESIDENT  AND  DIRECTOR
                       ------------------------
     Mr. Fann was the Chief Executive Officer and Chairman of the Board of TeraGlobal, Inc., a publicly traded company, from September 1998 through September 2000. He was president of TechnoVision Communications, Inc., a subsidiary of TeraGlobal from November of 1995 to September 2000. Mr. Fann has also served as Vice President of Sales and Marketing for Quadraplex, Inc., a video network company. He co-founded Totally Automated Systems Communications, a Unix-based communications company, and acted as Vice President of that company from January 1993 through January 1995. From January 1987 through December 1992 he served as Operations Officer for Networks, Inc.

     Mr. 'Fann's main area of responsibility will be the raising of additional capital to fund both the internal growth and acquisition strategy.


Donald  Headlund     DIRECTOR  -
                     -----------
     Cardservice International President Don Headlund leads all aspects of the company's finance, sales and marketing, technology and operations activities. He also serves on the company's board of directors. Headlund joined Cardservice International in July 1991 as an internal management consultant. Within a few months, he was appointed chief financial officer, a position he held until May 2000, when Cardservice International Chairman and Chief Executive Officer Chuck Burtzloff named Headlund president of the company.Prior to joining Cardservice International, Headlund served as president, chief executive officer and director of Malibu Savings Bank from 1988 until 1991. Before joining Malibu Savings Bank, Headlund was president, director and chief executive officer at Valley Federal Savings and Loan Association for 20 years.
     Headlund is a former captain in the United States Air Force. He received a Bachelor of Arts degree in finance from Occidental College in Los Angeles, California.

Steven  B.  Mortensen     DIRECTOR
                          --------
     Since 1990 Mr. Mortensen has advised both internationally and domestically based individuals, corporations, trust and partnerships with regard to domestic and international investments. For the last five years, Mortensen has served as President and Chairman of the Board of Net Holdings.com, Inc., predecessor to Global Axcess Corp. In the late 80's he served as Comptroller for Life Style Homes, Inc., a large residential homebuilder and also served as Senior Vice
President  of  the  "B"  paper  division  of  Trump  Mortgage  Group,  Inc.

     Mr. Mortensen is currently heading up the due diligence of mergers and acquisitions for the Company and assisting the CEO and President as needed.

Ernst  Schoenbaechler     DIRECTOR
                          --------
     Mr. Ernst Schoenbaechler brings with him experience in international finance and the capital money markets in Europe. Mr. Schoenbaechler is the Managing Director and sole owner of the Switzerland securities firm, Alpha Securities AG in Pfaffikon. Alpha Securities AG is becoming a leading primary maker of convertible bond issues among Asian borrowers. Recent concentration has been with venture capital deals and placements. Alpha Securities is a member of the Swiss Bankers Association and the Swiss Venture Capital Association.

     Prior to founding Alpha Securities in 1986, Ernst Schoenbaechler was Vice President for capital market business with Bankers Trust AG in Zurich. There he was responsible for capital market business, securities, foreign exchange and money markets; building the capital market department and positioning Bankers Trust in the Swiss Capital Market.

     The Board of Directors will establish an Audit Committee and has already formed a Compensation Committee (see above), but has not established a Nominating Committee.

     The Compensation Committee has met once in June of 2002. The function of the Committee is to approve stock plans and option grants and review and make recommendations to the Board of Directors regarding executive compensation and benefits.

     The Audit Committee members are not yet named but will be appointed by the end of year 2002. Responsibilities of the Committee will include (1) reviewing financial statements and consulting with the independent auditors concerning the Company's financial statements, accounting and financial policies, and internal controls, (2) reviewing the scope of the independent auditors' activities and the fees of the independent auditors, and (3) reviewing the independence of the auditors. All of the members of the Audit Committee shall meet the independence standards established by the National Association of Securities Dealers.

     The total number of meetings of the Board of Directors during the fiscal year ended December 31, 2001 was twelve. Each of the incumbent directors attended at least 75% of the aggregate of (i) the meetings of the Board during the year and (ii) the total number of meetings of all committees of the Board on which the incumbent directors served.

     The election of a director requires the affirmative vote of a plurality of votes cast by the holders of Common Stock entitled to vote on the matter. If the Director becomes unavailable, the person acting under the proxy may vote the proxy for the election of a substitute.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITS NOMINEE.

     The following table sets forth the name of each Director, including the nominee for Director, his age and the year in which he became a Director of the Company.


                                  DIRECTOR
                                CONTINUOUSLY
NAME                       AGE     SINCE
     Michael Dodak          55          2001
     David Fann             47          2002
     Donald Headlund        56          2002
     Steven Mortensen       42          2001
     Ernst Schoenbaechler   46          2002

BOARD  AND  COMMITTEE  MEETINGS

     The Board of Directors selects nominees for the election of directors of the Company. The Board of Directors will consider a nominee recommended by a stockholder for election to the Board of Directors if such recommendation is presented on a timely basis in accordance with, and is accompanied by the information required by, the Company's Amended and Restated By-Laws and the Securities Exchange Act of 1934, as amended. The Company does not maintain a standing nominating committee. The Board of Directors met twelve times during 2001. No director attended less than 75% of the aggregate of: (i) the total number of Board meetings and (ii) the total number of meetings held by all committees on which such director served.

     The Company has a standing Compensation Committee of the Board of Directors which makes recommendations to the Board regarding compensation issues with respect to the officers of the Company. The Compensation Committee grants stock options under the Company's stock option plans. The current members of the Compensation Committee are, Mr. Michael Dodak, Mr. David Fann, and Mr. Donald Headlund. The Compensation Committee has not yet met this year

     The Company will form an Audit Committee of the Board of Directors, to provide the opportunity for direct contact between the Company's independent auditors and the Board. The Audit Committee members are to be appointed by end of 2002.

     The Audit Committee will be formed during 2002. The Audit Committee will have the responsibility to make recommendations to the Board relative to the selection of the Company's independent accountants, to confer with the Company's independent accountants regarding the scope, method and result of the audit of the Company's books and records and to report the same to the Board and to establish and monitor policy relative to non-audit services provided by the independent accountants in order to ensure their independence. The members of the Audit Committee will be "independent" as that term is defined by the Marketplace Rules of the National Association of Securities Dealers.


DIRECTORS'  COMPENSATION

     During 2001, there were no non-employee directorsNo Directors were compensated in the fiscal year 2001. Each Director who served on the Board also served the Company in some capacity whether as an executive, officer, consultant or legal counsel. Each director for year 2002 who is not an employee of the Company is entitled to receive a director's fee of 100,000 options exercisable for 100,000 shares of Common Stock under the Stock Option Plan disbursed incrementally at 50,000 Options upon acceptance to the Board and an additional 50,000 after 6 months of service to the Board as a Director and 10,000 additional Options for every year of service thereafter. The number of stock options granted is to be using the Black-Scholes method. All non-employee directors are reimbursed for expenses incurred in attending meetings of the Board of Directors and any committees thereof. Directors serving on committees of the Board receive no additional compensation for attending any committee meeting held in connection with a meeting of the Board except where there are extraordinary expenses approved prior to the meeting by the CEO or President.

EXECUTIVE  OFFICERS

     The Board of Directors elects executive officers of the Company annually at its meeting immediately following the annual meeting of stockholders. Such executive officers hold office until the next annual meeting unless they sooner resign or are removed from office. There are no family relationships between any directors or executive officers of the Company.

     The following table lists the current executive officers of the Company. It is anticipated that David W. Fann and Michael J. Dodak will be re-elected by the Board of Directors following the Annual Meeting and that a new secretary will be Elected.

     President -        David W. Fann

     Treasurer -        Michael J. Dodak

     Secretary -        Daryl C. Idler


EXECUTIVE  COMPENSATION

     SUMMARY  COMPENSATION

     The following table sets forth certain information concerning the compensation, for each of the periods indicated, of the individuals who have served as the Company's Chief Executive Officer and the Company's four most highly compensated executive officers for the year ended December 31, 2001, other than the Chief Executive Officer, (the "Named Executive Officers") for the years ended December 31, 2001, 2000 and 1999.
SUMMARY  COMPENSATION  TABLE

                                                                Long Term
                                          Annual Compensation  Compensation

                                                                Restricted
          Name and Principal Position      Year      Salary    Stock Award
          ----------------------------  ----------  ---------  ------------
          Michael J. Dodak (1)                2001    109,283     1,322,250
          Chairman, CEO, CFO

          David A. Fann                       2001     64,667
          President, Secretary

          Daryl Idler                         2001    113,966     1,076,250
          Board Member

          Richard Wray                        2001    169,666
          (Resigned June 2002)


          (1) Mr. Dodak's salary is $220,000 annually, he has been with the company since the June 29, 2001 acquisition of Nationwide


OPTION  GRANTS  IN  LAST  FISCAL  YEAR

NONE  TO  EXECUTIVES

     The following table sets forth the number of shares underlying stock options granted during the fiscal year ended December 31, 2001 to the Named Executive Officers and certain other information regarding such stock options.

OPTION  EXERCISES  AND  HOLDINGS

     None  to  executives

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     The Compensation Committee approves Company compensation policies and procedures and establishes compensation levels for executive officers.

COMPENSATION  POLICIES  FOR  EXECUTIVE  OFFICERS.

     The Compensation Committee's executive compensation philosophy is: (i) to provide competitive levels of compensation that integrate pay with the individual executive's performance and the Company's annual and long-term performance goals; (ii) to motivate key executives to achieve strategic business goals and reward them for their achievement; (iii) to provide compensation opportunities and benefits that are comparable to those offered by other companies in the ATM industry, thereby allowing the Company to compete for and retain talented executives who are critical to the Company's long-term success; and (iv) to align the interests of key executives with the long-term interests of stockholders and the enhancement of stockholder value through the granting of stock options.

     The compensation of the Company's Chief Executive Officer and other executive officers is currently comprised of annual base salary, annual performance incentives in the form of cash bonuses and long-term performance incentives in the form of stock option grants under the Company's 2002 Stock Option Plan, as amended.

     The Compensation Committee has determined that base salaries of executive officers should be set at levels that are competitive with those of executives of comparably-sized companies in the ATM devices industry. In addition, the Compensation Committee believes that it is appropriate to reward performance through a combination of cash bonuses and stock option grants and to provide a competitive compensation package that will enable the Company to attract and retain the executives needed to achieve the Company's business goals. In determining base salaries and annual performance incentives, with the exception of the Chief Executive Officer, management presents recommendations to the Compensation Committee based upon certain goals of the performance of both Company and the individual and the actual performance of both. With respect to the Chief Executive Officer, the Compensation Committee considered the factors discussed below to assess his performance and determine the appropriate amount of compensation.

BASE  SALARY.

     Base salaries for executive officers are targeted according to the salaries of employees holding similar offices and having similar responsibilities at comparably-sized companies within the Automated Teller Machine (ATM) financial services industry. . Annual salary adjustments for executive officers are determined by evaluating the competitive marketplace, the performance of the Company, the performance of the executive officer and any change in the responsibilities assumed by the executive officer. Salary adjustments are normally determined and made on an annual basis.

CASH  BONUSES.

     The Company's executive officers, including its Chief Executive Officer, are also eligible to earn bonuses. The Company's bonuses provide motivation toward and reward the accomplishment of corporate annual objectives and provide a competitive compensation package that will attract, reward and retain top-caliber individuals. The Compensation Committee considers the achievement of financial objectives, organizational development, business and technical development, and other factors in its discretion to determine the amounts of the bonuses. The Compensation Committee also may grant bonuses for executive retention purposes, taking into account, among other things, general industry practices.

STOCK  OPTION  GRANTS.

     Stock options are designed to attract and retain executives who can make significant contributions to the Company's success; reward executives for such significant contributions; give executives a long-term incentive to increase shareholder value; and align the interests of the Company's senior executives with those of its stockholders. In determining whether to grant stock options to executive officers, the Compensation Committee evaluates each officer's performance by examining criteria similar to that involved in fixing cash bonuses. Any such grants also reflect individual performance reviews. The Compensation Committee also may grant stock options for executive retention purposes, taking into account, among other things, general industry practices. Stock options generally have been granted with a ten-year term, vesting in varying installments up to four years after the date of grant, and an exercise price equal to or above the fair market value of the Common Stock on the grant date.

     In order to achieve the goals described above and in connection with certain management Compensation Committee granted each of Messrs. Dodak and Fann options to acquire 300,000 shares each of Common Stock, each at an exercise price of $0.18. The first 25% vest at time of issuance, and 25% vest on each subsequent annual date

STOCK  OPTION  PLAN

     On June 18, 2002, the Company's Board of Directors approved the 2002 Incentive Stock Plan. The Plan is subject to approval of the shareholders on or before the Annual Shareholders Meeting September 6, 2002. The Plan provides for the grant of incentive stock options, non-qualified options, and stock awards, to purchase up to 5,000,000 shares of common stock to officers, directors, employees, and other qualified persons selected by the Plan Administrator (which currently is the Compensation Committee of the Board). The Plan is intended to help attract and retain key employees and any other persons that may be selected by the Plan Administrator and to give them an equity incentive to achieve the Company's objectives.

     Incentive stock options may be granted to any individual who, at the time of grant, is an employee of Global Axcess Corp. or any subsidiary. Non-qualified stock options may be granted to employees and other persons selected by the Plan Administrator. The Plan Administrator uses its discretion to fix the exercise price for options, subject to certain minimum exercise prices in the case of incentive stock options. Options will not be exercisable until they vest according to a vesting schedule specified by the Plan Administrator at the time of grant of the option.

     Options are non-transferable except by will or the laws of descent and distribution. With certain exceptions, vested but unexercised options terminate on the earlier of:

          - the expiry of the option term specified by the Plan Administrator at the date of grant (generally 10 years; or, with respect to incentive stock options granted to greater-than 10% stockholders, a maximum of five years);

          - the date an optionee's employment or contractual relationship with Global Axcess Corp. or any subsidiary is terminated for cause;

          - the expiry of three months from the date an optionee's employment or contractual relationship with Global Axcess Corp. or any subsidiary is terminated for any reason, other than cause, death or disability; or

          - the expiry of one year from the date of death of an optionee or cessation of an optionee's employment or contractual relationship by death or disability.

     Unless accelerated in accordance with the Plan, unvested options terminate immediately on termination of employment of the optionee by Global Axcess Corp. for any reason whatsoever, including death or disability.

BENEFICIAL  OWNERSHIP  OF  COMMON  STOCK

     The following table sets forth the beneficial ownership of the Company's Common Stock as of February 2, 2002, by (i) each director, (ii) each of the Named Executive Officers named in the Summary Compensation Table set forth under the caption "EXECUTIVE COMPENSATION," (iii) each other person which is known by the Company to beneficially own 5% or more of its Common Stock and (iv) all current directors and executive officers as a group.

Shares  held  as  of  July  1,  2002

i.  PAST AND CURRENT DIRECTORS
Michael J. Dodak - Chairman, Chief Executive Officer, Chief Financial Office
     2,353,500 shares - 10.41%

David A. Fann - President, Director
     1,939,450 shares - 8.57%

Steven B. Mortensen - Director
     1,680,000 shares - 7.43%

Ernst Shoenbaechler - Director
     200,000 shares (Indirect) - 0.88%

Daryl Idler - Director

     1,560,000* shares - 6.90%
(*1,373,750 shares held indirectly for Daryl Idler by Cambranch Capital Inc., 186,250 held directly by Daryl Idler)

Richard Wray - Director (resigned)
      1,997,750** shares - 8.84% (**1,797,750 shares held indirectly for Richard & Julie Wray by Newcrest Management, Inc., 200,000 shares held directly by Daryl Idler)

ii.  EXECUTIVES

Michael  J.  Dodak  -  Chairman, Chief Executive Officer, Chief Financial Office
     2,353,500  shares  -

David  A.  Fann  -  President,  Director
     1,939,450  shares  -

iii.  5%  SHAREHOLDERS

Cardservice  International,  Inc.  -  3,725,000  -  16.48%

Michael  J.  Dodak  -  Chairman, Chief Executive Officer, Chief Financial Office
     2,353,500 shares - 10.41%

David  A.  Fann  -  President,  Director
     1,939,450 shares - 8.57%

Steven  B.  Mortensen  -  Director
     1,680,000 shares - 7.43%

Daryl  Idler  -  Director
     1,560,000* shares - 6.90%
(*1,373,750 shares held indirectly for Daryl Idler by Cambranch Capital Inc., 186,250 held directly by Daryl Idler) -

Richard  Wray  -  Director  (resigned)
     1,997,750** shares - 8.84%
     (**1,797,750 shares held indirectly for Richard & Julie Wray by Newcrest Management, Inc., 200,000 shares held directly by Daryl Idler)

iv.  Current  Directors  and  Executives  as  a  Group

Messers:  Dodak,  Fann,  Mortensen,  Idler,  Shoenbaechler  - 7,732,950 shares -
34.05%

SECTION  16(A)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE

     The Securities Exchange Act of 1934, as amended, (the "Exchange Act") requires that the Company's officers and directors, and persons who own more than 10% of the Company's Common Stock file initial reports of ownership and reports of changes in ownership with the Commission and NASDAQ. Officers, directors and persons who beneficially own more than 10% of the Company's Common Stock are also required to furnish the Company with a copy of all forms they file pursuant to Section 16(a). Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company under Rule 16a-3(e) of the Exchange Act for the year ended December 31, 2001, no officer, director or person who owns more than 10% of the Company's outstanding shares of common stock failed to file on a timely basis such reports.

CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS

INDEPENDENT  AUDITORS

     L.L. Bradford & Company, LLP was retained as the Company's principal accountants for the fiscal year ending December 31, 2001. A representative of such firm is expected to be present at the Annual Meeting of stockholders and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

AUDIT  FEES

     The aggregate estimated amount for professional services rendered by the Company's independent auditors for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001 and for the reviews of the financial statements included in the Company's quarterly reports on Form 10-QSB for that fiscal year were approximately $37,000.

FINANCIAL  INFORMATION  SYSTEMS  DESIGNS  AND  IMPLEMENTATION  FEES

     The Company's independent auditors did not perform any financial information system design or implementation work for the Company during the fiscal year ended December 31, 2001.

ALL  OTHER  FEES

     The aggregate fees billed for all other professional services, including tax services and services in connection with the Company's restatement of certain financial results and filing of an amended Form 10-KSB, rendered by the Company's independent auditors for the fiscal year ended December 31, 2001 were approximately $10,000 The Audit Committee determined that the provision of these services is compatible with maintaining the independence of L.L. Bradford & Company, LLP.

OTHER  MATTERS

     The Board of Directors does not know of any other matters which may come before the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

SOLICITATION  EXPENSES

     All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews, and the Company reserves the right to retain outside agencies for the purpose of soliciting proxies. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and, as required by law, the Company will reimburse them for their out-of-pocket expenses in this regard.

STOCKHOLDER  PROPOSALS

     Stockholder proposals intended to be presented at the next annual meeting of stockholders must be received by the Company on or before December 31, 2002 in order to be considered for inclusion in the Company's proxy statement. These proposals must also comply with the rules of the SEC governing the form and content of proposals in order to be included in the Company's proxy statement and form of proxy and should be directed to: Clerk, Global Axcess Corp., 221 Ponte Vedra Park Drive, Ponte Vedra Beach, Florida 32082. A stockholder who wishes to present a proposal at the next annual meeting of stockholders, other than a proposal to be considered for inclusion in the Company's proxy statement described above, must have the proposal delivered personally to or mailed to and received by the Clerk, David A. Fann. The Company must receive the proposal on or before March 20, 2002; provided, however, that such proposal shall not be required to be given more than sixty (60) days prior to the annual meeting of stockholders. The proposal must also comply with the other requirements contained in the Company's Amended and Restated By-laws, including supporting documentation and other information. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

     The chairman of the meeting may, if the facts warrant, determine and declare to the meeting that any proposed item of business was not brought before the meeting in accordance with the foregoing procedure and, if he should so determine, he shall so declare to the meeting that the defective item of business shall be disregarded.

     STOCKHOLDERS MAY OBTAIN, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 2001, BY WRITING TO THE CLERK, David A. Fann.

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES

                         ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                              GLOBAL AXCESS CORP.

                                      PROXY

     THIS  PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

     The undersigned, hereby appoints Mr. Dodak, Mr. Fann and Mr. Mortensen, and each of them, with full power of substitution, as proxies to represent and vote all shares of Common Stock which the undersigned would be entitled to vote, if personally present, at the Annual Meeting of Stockholders of Global Axcess Corp., a Nevada corporation (the "COMPANY"), at 221 Ponte Vedra Park Drive, Ponte Vedra Beach, Florida, on Friday, September 6, 2002 at 10:00 a.m. local time, and at any adjournment or postponement thereof, with respect to the following matters set forth below.

     PLEASE  MARK  VOTES  AS  IN  THIS  EXAMPLE.

1. Election of Directors FOR all nominees listed below [ ] WITHHOLD authority [ ]

Nominees:     Michael  J.  Dodak,  David  A.  Fann,  Donald  Headlund, Steven B.
Mortensen,  Ernst  Schoenbaechler

INSTRUCTION:   IF  YOU  WISH  TO  WITHHOLD  AUTHORITY  TO  VOTE  FOR  ANY
               INDIVIDUAL  NOMINEE,  WRITE  THAT  NOMINEE'S  NAME  ON
               THE  LINE  PROVIDED  BELOW:


--------------------------------------------------------------------------------

2.   Proposal  to  ratify  the  appointment of L.L. Bradford, LLP as independent
     ---------------------------------------------------------------------------
     public auditors of the Company for the fiscal year ended December 31, 2002.
     ---------------------------------------------------------------------------

     For  [ ]          AGAINST  [ ]          ABSTAIN  [ ]

3.   Proposal  to  approve  the  Company's  2002  Incentive  Stock  Plan.

4. In the discretion of the proxies with respect to any other matters that may properly come before the Annual Meeting.

(JOINT OWNERS SHOULD EACH SIGN. PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEARS ON THIS CARD. WHEN SIGNING AS ATTORNEY, TRUSTEE, EXECUTOR ADMINISTRATOR, GUARDIAN OR CORPORATE OFFICER, PLEASE GIVE YOUR FULL TITLE BELOW.)

================================================================================
                              (TITLE OR AUTHORITY)


================================================================================
                                   (SIGNATURE)


================================================================================
                                   (SIGNATURE)

DATED:                    ,  2002
      --------------------


PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.